Product Returns Liability	9 Months Ended
Sep. 30, 2015
Guarantees [Abstract]
Product Returns Liability

NOTE 8 — PRODUCT RETURNS LIABILITY

The product return liability is comprised of estimated accruals for products to be returned under warranty and for products to be returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by product. In addition to returns under warranty, Holdings allows its customers to return quantities of products that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from ongoing customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns. Conversely, Holdings assumes responsibility for product returns related to a prior vendor when Holdings obtains a new customer. During the nine months ended September 30, 2015, Holdings released $6.0 million, net of product returns reserves primarily due to the loss of a customer, increasing third party and total net sales in the interim unaudited condensed consolidated statements of comprehensive income (loss).

Changes in Holdings’ product returns accrual were as follows (in millions):

	Nine Months Ended September 30,
	2015	2014
Beginning of period	$35.7	$36.7
Expenditures	(23.2)	(26.5)
Provisions, net	14.7	26.8

End of period	$27.2	$37.0